MUTUAL OF AMERICA INVESTMENT CORPORATION


Mutual of America Investment Corporation hereby amends its Prospectus, dated May 1, 1998, by substituting the following Portfolio Manager descriptions for the Composite Fund and Aggressive Equity Fund in place of the descriptions on page 15 of the Prospectus:

      Composite Fund. Thomas P. Larsen, Executive Vice President of the Adviser, oversees the day-to-day operations of the Fund. Mr. Larsen, who joined the Adviser in June 1998 and whose most recent position was as Senior Vice President of Desai Capital Management, has over 27 years of investment experience. Jonathan Lee, Vice President of the Adviser, is responsible for managing the equity portion of the Fund. Mr. Lee joined the Adviser as Vice President in February 1997, and prior thereto was Assistant Vice President at BEA Associates, where he was an analyst and portfolio manager. He has eight years of investment experience. Andrew L. Heiskell, Executive Vice President of the Adviser, is responsible for managing the fixed income portion of the Fund. Mr. Heiskell, who was Senior Vice President of Mutual of America from February 1991 until January 1, 1994 and previous thereto was employed by M.D. Sass, Inc., has over 25 years of investment experience.

      Aggressive Equity Fund. Thomas P. Larsen, Executive Vice President of the Adviser, has responsibility for managing the Fund. Mr. Larsen, who has more than 27 years of investment experience, joined the Adviser in June 1998 and prior thereto was Senior Vice President of Desai Capital Management.

                         Supplement, dated July 1, 1998, to
                           Prospectus, dated May 1, 1998